Exhibit 99.1

The Medicines Company Reports First Quarter 2004 Financial Results; 87% Revenue Growth from First Quarter 2003 to First Quarter 2004; Earnings of $4.2 Million in Quarter

     PARSIPPANY, N.J.--(BUSINESS WIRE)--April 20, 2004--The Medicines Company (Nasdaq: MDCO) today announced its financial results for the first quarter 2004.

     Financial highlights include:

     -- Net revenue of $31.3 million for the first quarter 2004, compared to $16.7 million for the first quarter 2003.

     -- Net income of $4.2 million for the first quarter 2004, compared to a net loss of $6.4 million for the first quarter 2003.

     -- Net income per share of $0.08 (diluted) for the first quarter 2004, compared to a net loss per share of $0.16 for the first quarter 2003.

     First quarter 2004 operations highlights include:

     -- Publication of clinical trial results comparing Angiomax(R) (bivalirudin) to heparin in off-pump coronary artery bypass graft surgery (CABG); findings demonstrated:

     --   Angiomax anticoagulation feasible in off-pump CABG surgery

     -- Patients in Angiomax group had better graft flow than heparin at 90-days follow-up

     --   Continued product development progress in:

     --   Phase III trials of Angiomax in CABG surgery

     -- Phase III trials of Angiomax in patients presenting to the emergency department with acute coronary syndromes

     --   Phase III trials of Clevelox(TM) (clevidipine) in coronary surgery

     --   Manufacturing development of cangrelor

     Clive Meanwell, Executive Chairman of The Medicines Company, stated, "We believe Angiomax sales performance was strong in the first quarter of 2004 resulting in excellent revenue growth. In addition, we continue to progress in late-stage development programs, including two pivotal clinical trial programs ongoing for Angiomax and two new late-stage products in development. Our first quarter performance provides us with early year confidence that we can reach our full-year commercial and development expectations."

     There will be a conference call with management today at 5:00 P.M. to discuss the financial results. To listen live, webcast login is available at http://www.themedicinescompany.com


Alternatively, the call dial-in is 800-472-8325 (request The Medicines Company financial results call).
From outside U.S.: dial 1-706-679-0816.
Replay available for two weeks following call: 800-642-1687
Replay outside the U.S.: 1-706-645-9291 Replay passcode: 6796244.

     About The Medicines Company: The Medicines Company meets the demands of the world's most advanced medical practitioners by developing products that improve acute hospital care. The Company markets Angiomax(R) (bivalirudin), an anticoagulant approved in the U.S. and other countries for use in patients undergoing coronary angioplasty procedures. The Medicines Company creates value using its range of clinical and commercial skills to develop products acquired from leading life science innovators.

     Statements contained in this press release about The Medicines Company, the development of Angiomax for additional indications of Angiomax and of the development of new products, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believe", "expectations" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of Angiomax, whether the Company's products will advance in the clinical trials process, whether the Company's products will receive approval from regulatory agencies, physicians' acceptance of clinical trial results, and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Annual Report on Form 10-K filed on March 5, 2004, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.


                        The Medicines Company
           Condensed Consolidated Statements of Operations

                                                       Three months
(in thousands, except per share data)                 ended March 31,
                                                     -----------------
                                                        (unaudited)
                                                     -----------------
                                                       2004     2003
                                                     -------- --------
Net revenue                                          $31,284  $16,705
Operating expenses
   Cost of revenue                                     4,007    6,263
   Research and development                            9,822    7,250
   Selling, general and administrative                13,575    9,779
                                                     -------- --------
        Total operating expenses                      27,404   23,292
                                                     -------- --------
Income/(loss) from operations                          3,880   (6,587)
     Interest income, net                                472      171
                                                     -------- --------
 Income/(loss) before income taxes                     4,352   (6,416)
      Income taxes                                      (122)       -
                                                     -------- --------

Net income/(loss)                                     $4,230  $(6,416)
                                                     ======== ========

Basic earnings/(loss) per common share                 $0.09   $(0.16)
                                                     ======== ========
Shares used in computing basic earnings/(loss) per
    common share:                                     47,536   41,091
                                                     ======== ========

Diluted earnings per common share                      $0.08       $-
                                                     ======== ========
Shares used in computing diluted earnings per
    common share:                                     50,246        -
                                                     ======== ========


                        The Medicines Company
                Condensed Consolidated Balance Sheets
                             (Unaudited)

                                                  March 31,   Dec. 31,
(in thousands)                                      2004        2003
                                                 ---------- ----------

Assets
Cash, cash equivalents, available for sales
 securities                                       $127,916   $135,864
Accrued interest receivable                            899        991
Accounts receivable, net                            25,204     15,660
Inventories                                         13,519     11,460
Other current assets                                 1,477        976
                                                 ---------- ----------
    Total Current Assets                           169,015    164,951
                                                 ---------- ----------

Fixed assets, net                                    1,635      1,511
Other assets                                           200        200
                                                 ---------- ----------
    Total Assets                                  $170,850   $166,662
                                                 ========== ==========

Liabilities and Stockholders' Equity
Current liabilities                                $22,548    $25,227
Deferred revenue                                     1,239      1,270
Stockholders' equity                               147,063    140,165
                                                 ---------- ----------
    Total Liabilities and Stockholders' Equity    $170,850   $166,662
                                                 ========== ==========


    CONTACT: The Medicines Company
             Director of Corporate Communications
             Michael Mitchell, 973-656-1616
             investor.relations@themedco.com